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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):February 7, 2011

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                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

On February 7, 2011, it was announced that Research Frontiers Inc. has provided the techology for Mercedes-Benz new Magic Sky Control
SPD-SmartGlass roof, as noted in the press release reproduced below:


       RESEARCH FRONTIERS PROVIDES TECHNOLOGY FOR
  MERCEDES-BENZ' NEW MAGIC SKY CONTROL SPD-SMARTGLASS ROOF

Mercedes-Benz SLK debuting in early 2011 will be the first large-scale series production vehicle to offer SPD-SmartGlass

Woodbury, New York and Sindelfingen, Germany - February 7, 2011. After evaluating various technologies, Daimler AG selected Research Frontiers' patented SPD-Smart light-control technology for one of its latest Mercedes-Benz innovations: the MAGIC SKY CONTROL panoramic glass roof. The MAGIC SKY CONTROL feature allows drivers and passengers to change the tint of their car roof from dark to clear instantly with the press of a button. The first Mercedes-Benz vehicle model to offer the MAGIC SKY CONTROL glass roof as an option will be the new Mercedes-Benz SLK which debuted on January 29, 2011.

Nanoparticles suspended in a film manufactured by Hitachi Chemical Company under license from Research Frontiers allow users to control, automatically or with the push of a button, the tint from between very dark (blocking over 99.5% of visible light, which is about 50-60 times darker than a typical sunroof) to about twice as clear as an ordinary sunroof. The new Mercedes-Benz SLK will be the first large-scale series production vehicle to use Research Frontiers' patented SPD-Smart light-control technology.

Mercedes-Benz put the MAGIC SKY CONTROL SPD-SmartGlass roof through rigorous durability and performance testing in some of the most extreme conditions on earth. This included testing in the arctic cold of Scandinavia (with temperatures below -22 degrees F/-30 degress C) and the blistering desert heat of Death Valley, California (with temperatures exceeding 122 degrees F/50 degrees C).

The MAGIC SKY CONTROL feature using SPD-Smart light-control technology allows drivers many benefits including the ability to create the open-air feeling of a roadster even when the weather does not permit one to open the roof. It also blocks over 99% of harmful UV radiation and substantially reduces heat inside the vehicle. Test data published by Mercedes-Benz shows the ability of the roof to reduce sun exposure to 1/20th of direct exposure levels (from over 1,000 watts/square meter to less than 50 watts/square meter). When compared to conventional automotive glass, Mercedes-Benz reported that the use of SPD-SmartGlass significantly reduces the temperature inside the vehicle by up to 18 degrees F/10 degrees C. This increases passenger comfort and reduces air conditioning loads, thereby saving fuel and reducing CO2 emissions.

Research Frontiers holds about 500 patents and patent applications worldwide on its SPD-Smart light-control technology, and licenses it to 39 companies, including most of the world's leading automotive glass manufacturers.

Joseph M. Harary, President and CEO of Research Frontiers noted:
"Research Frontiers has invested over $80 million to develop SPD-Smart light-control technology. This has allowed Daimler AG and its Mercedes-Benz brand to take the lead to be the first car manufacturer to offer its customers the most advanced and highest-performing smart glass in the world. The Mercedes-Benz development team spearheaded a coordinated effort across three continents among Research Frontiers and our licensees."

The Research Frontiers licensees involved with the production of the MAGIC SKY CONTROL roof for the SLK include Hitachi Chemical, which manufactures the SPD-Smart light-control film in Japan and has recently announced its capacity to manufacture 4.3 million square feet of SPD film per year. Automotive glass companies Nippon Sheet Glass in Japan and Pilkington in the UK and Germany then process and laminate Hitachi's SPD film into the glass for the MAGIC SKY CONTROL roof. SPD Control Systems and Research Frontiers have jointly licensed intellectual property to Daimler AG regarding the electronics to control the SPD-SmartGlass in the Mercedes-Benz SLK and other vehicles.

About Research Frontiers Inc.

Research Frontiers Inc. (Nasdaq: REFR) is the developer of SPD-Smart light-control technology which allows users to instantly, precisely and uniformly control the shading of glass or plastic, either manually or automatically. Having spent over $80 million to date to develop its technology, Research Frontiers currently holds approximately 500 patents and patent applications and has built an infrastructure of 39 licensed companies that collectively are capable of serving the growing global demand for smart glass products in automobiles, homes, buildings, aircraft and boats. Further information about SPD-Smart technology, Research Frontiers and its licensees can be found at www.SmartGlass.com.

Note: From time to time Research Frontiers may issue forward-looking statements which involve risks and uncertainties. This press release contains forward-looking statements. Actual results could differ and are not guaranteed. Any forward-looking statements should be considered accordingly. "SPD-Smart" and "SPD-SmartGlass" are trademarks of Research Frontiers Inc. "MAGIC SKY CONTROL" and
"Mercedes-Benz" are trademarks of Daimler AG.

For further information or to schedule a visit to the Research Frontiers Design Center, please contact:

Joseph M. Harary, President and CEO
Research Frontiers Inc.
+1-516-364-1902
info@SmartGlass.com

[Photographs of the Mercedes-Benz SLK being tested in Death Valley, California and of the SLK with the Magic Sky Control SPD-SmartGlass Roof are included in the press release and have been supplied courtesy of Daimler AG.]




The Press Release is reproduced above and is also available on the Company's web site at www.SmartGlass.com and at various other places on the internet.


This report and the press release referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.


The information in this Form 8-K or the press release reproduced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities
Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED



                                          /s/ Joseph M. Harary
                                          ---------------------------
                                          By: Joseph M. Harary
                                          Title: President

Dated: February 7, 2011